                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        NESS ENERGY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                         NESS ENERGY INTERNATIONAL, INC.
                    Notice of Annual Meeting of Stockholders
                          to be held November 5, 1999

Willow Park, Texas
October 11, 1999

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of Ness Energy International, Inc., formerly known as Kit Karson Corporation, will be held on November 5, 1999 at the Green Oaks Hotel, 6901 West Freeway, Fort Worth, Texas (Phone: 817-737-4486). The meeting will convene at 1:30PM Central Standard Time for the following purposes:

     (1) For the election of directors:

     (2) To ratify the selection of Weaver and Tidwell L.L.C. as independent auditor for 1999; and

     (3) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on September 30, 1999 will be entitled to vote at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

Mary Gene Stephens
Secretary

                                 PROXY STATEMENT

                         NESS ENERGY INTERNATIONAL, INC.
                             4201 East Interstate 20
                            Willow Park, Texas 76087
                                 (817) 341-1477

The following information is furnished to stockholders of Ness Energy International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting (the "Meeting") of Stockholders to be held on November 5, 1999 and at any adjournment thereof. All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

Any Ness Energy shareholder has the power to revoke his Proxy before its exercise at the Annual Meeting or any adjournment thereof by: (1) giving written notice of revocation to the Secretary of the Company, Mary Gene Stephens, 4201 East Interstate 20, Willow Park, Texas 76087, prior to the Annual meeting; (2) giving written notice of revocation to the Secretary at the Annual Meeting; or
(3) signing and delivering a Proxy bearing a later date. However, the mere presence at the Annual Meeting of a shareholder who has executed and delivered a valid Proxy will not revoke such Proxy.

There are no dissenters' rights of appraisal. Neither the By-laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

This proxy statement will be transmitted to stockholders on or about October 11, 1999.

                                     VOTING

The voting securities of the Company consist of shares of its common stock with no par value (the "Common Stock"). Holders of record of the Common Stock at the close of business on September 30, 1999 will be entitled to vote at the Meeting. Each share of Common Stock entitles its owner to one vote, and cumulative voting is not allowed. The number of shares outstanding of the Common stock at the close of business on September 30, 1999 was 53,894,801.

The holders of record of 50.1% of the outstanding shares of the Common Stock will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

                              ELECTION OF DIRECTORS

At the Meeting, three directors are to be elected who shall hold office until the next following Annual Meeting of Shareholders or until their successors are duly elected and qualified. In the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below. If any of the nominees named below are unable or unwilling to serve as a director (an event which the Company does not anticipate), the persons designated as proxies will vote for the remaining nominees and for such other persons as they may select. The nominees for the three (3) directorships, all of whom presently serve as directors, are set out below:


                  Name                               Age                        Position
                  ----                               ---                        --------

         Harold "Hayseed" Stephens                    60                        President, CEO & Director
         Ivan Webb                                    48                        CFO & Director
         Richard Nash                                 57                        Director

There are no family relationships between the directors.

HAROLD "HAYSEED" STEPHENS, President, Chief Executive Officer & Director, of Willow Park, Texas, graduated from Hardin-Simmons University in 1961 with a BS degree. Mr. Stephens founded Hayseed Stephens Oil, Inc. in 1983 for domestic oil and gas operations primarily in Texas and Oklahoma. He also founded Hesed Energy International, Inc. in 1994 for international operations focusing on Israel for oil and gas concessions. On December 22, 1997 he acquired controlling interest of the Company, then called Kit Karson Corporation.

Mr. Stephens has more than 35 years of experience in the oil and gas business and has participated in the drilling of over 150 oil and gas wells. In 1980, Stephens became an independent non-denominational minister, and in 1981 founded The Living Way Ministries in Willow Park, Texas. Since 1982, he has made 64 trips to Israel working on his proposal to drill an oil or gas well at the southwest corner of the Dead Sea.

IVAN W. WEBB, Chief Financial Officer and Director, of Cisco, Texas, received his Bachelor of Business Degree in Business Administration from Tarleton State University (Texas A&M Branch) in 1978. He was instrumental in the preparation of four domestic oil and gas public stock offerings. Mr. Webb has been involved in the negotiations for the acquisition of more than 200 producing oil and gas properties within the United States during his career. He has international experience through negotiating with governments for oil and gas concessions in Australia and gold and diamond leases in Guyana, South America. In 1997, he was a part of a management team of a Canadian public company that successfully negotiated a bauxite license over one of the richest deposits in all of Asia. In addition to his capacity in the Company, he is also President of Black Giant Oil Company and a Director of Signature Motorcars Inc., public companies listed on the Electronic Bulletin Board.

RICHARD W. NASH, Director, received his B. S. degree in 1970 from East Texas State University. He received his Masters of Education degree from East Texas State University in 1971. In 1980, he received his Doctor of Education degree from Texas A&M (Commerce, Texas branch). Dr. Nash is the pastor of Victory Temple Church in Enloe, Texas since 1988. Victory Temple is associated with the Living Way Ministries, Willow Park, Texas. During the past five years, Dr. Nash has been retired and has assisted Mr. Hayseed Stephens in his ministry in South Africa as well as in Israel. He has made one trip to South Africa and four trips to Israel, the first of which accompanied Mr. Stephens and three other oil men to meet with the Israeli government in 1990. From 1980 to 1994, Dr. Nash was an Assistant Superintendent of Prairiland ISD until he retired.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

An affirmative vote of the holders of a majority of the issued and outstanding shares of Common stock is necessary for the election of directors.

The Board of Directors recommends a vote for the above named directors to be elected as directors to hold office until the next Annual Meeting or until their successor is duly elected and qualified.

                          BOARD AND COMMITTEE MEETINGS

During 1998 the Company held four director meetings. Subsequent to the end of 1998 the Company held five meetings prior to September 1, 1999. There were no committee meetings held during 1998. No committee meetings were held prior to September 1, 1999.

                                   MANAGEMENT

All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified. The following table sets forth certain information with respect to the executive officers of the Company:


                  Name                               Age                        Position
                  ----                               ---                        --------

         Harold "Hayseed" Stephens*                   60                        President, CEO & Director
         Mary Gene Stephens*                          59                        Secretary & Treasurer
         Ivan Webb                                    48                        CFO & Director

*Harold "Hayseed" Stephens and Mary Gene Stephens are husband and wife. There are no other family relationships between the directors and officers.

See Election of Directors for biographical information on Harold Stephens and Ivan Webb.

MARY GENE STEPHENS, Secretary & Treasurer, has been involved in office administration and day to day bookkeeping and correspondence for Hayseed Stephens Oil Inc. and Ness International Energy Inc. for the past 15 years. Mrs. Stephens has also been involved in preparing drilling proposals, Joint Venture billing and income distribution.

                                  COMPENSATION

The following table shows the annual compensation for the officers of Ness Energy International, Inc. formerly known as Kit Karson Corporation for 1999:


                  Name and Principal Position                           Salary
                  ---------------------------------------------------------------

                  Hayseed Stephens, President & CEO                    $60,000
                  Ivan Webb Chief Financial Officer                    $36,000
                  Mary Gene Stephens, Secretary/Treasurer              $18,000

All compensation and other arrangements between the Company and its officers and directors are to be approved by a Compensation Committee of the Board of Directors, a majority of whom are to have no affiliation or relationship with the Company other than as directors. Directors are not compensated for attendance at meetings of the Board, although certain travel expenses relating to attending meetings are reimbursed.

COMPENSATION COMMITTEE REPORT

No employment contracts are currently outstanding as of this date.

                                PERFORMANCE GRAPH

The Company has been inactive and dormant with no market for its common stock from 1987 through January 22, 1998. A comparison of the Company to the NASDAQ Stock Market or NASDAQ Non-Financial Stock would not be representative of the Company, as it only resumed trading on January 23, 1998 with an opening bid of $0.04 per share. The bid stock price on September 24, 1999 was $2.25. The stock symbol on the Electronic Bulletin Board is NESS.

                              CERTAIN TRANSACTIONS

On October 8, 1997, the management of the Company entered into an agreement with Hayseed Stephens where he would take over operations in conjunction with vending in certain oil and gas leases. Included in the agreement, Mr. Stephens agreed to cause the accounting and filings to become current with the Securities and Exchange Commission and other regulatory authorities.

Change of control of the Company from Mr. Sykes to Mr. Stephens was on December 22, 1997. At the time of change of control it was mutually agreed between these two parties that Mr. Sykes would receive the assets of the Company (certain stocks and a small oil and gas interest - valued at $4,622), as compensation for taking care of the Company during the dormant years and that Mr. Stephens would vend in an oil and gas asset (Greenwood Gas Field) located in Parker County, Texas for 14,150,000 shares of stock.

Both Hayseed Stephens and Ivan Webb, officers and directors of the Company, have invested in the oil and gas business, either directly or through entities in which they have an interest. Certain of these interests could directly compete with the interests of the Company. Although the Company is not aware of any present conflicts of interest, such present or future activities on the part of the officers and directors could directly compete with the interests of the Company. If the Company should enter into future transactions with its officers, directors or other related parties, the terms of any such transactions will be as favorable to the Company, as those which could be obtained from an unrelated party in an arm's length transaction.

                             PRINCIPLE STOCKHOLDERS

The following table sets forth as of September 30, 1999 information concerning the beneficial ownership of common stock by all holders of over 5%, by all directors and all directors and officers of the Company as a group based on 53,894,801 shares outstanding.


                                      Name and Address             Number of         Percent
Title of Class                      of Beneficial Owner          Shares Owned        of Class
--------------                      -------------------          ------------        --------

Common Stock                      Hayseed Stephens*              27,422,456**           50.88%
No Par Value                      365 Cook Road
                                  Willow Park, Texas 76087

Common Stock                      Mary Gene Stephens*                   -0-               -0-
No Par Value                      365 Cook Road
                                  Willow Park, Texas 76087

Principle Stockholders Table Continued:


                                      Name and Address             Number of         Percent
Title of Class                      of Beneficial Owner          Shares Owned        of Class
--------------                      -------------------          ------------        --------

Common Stock                      Ivan Webb                             -0-               -0-
No Par Value                      901 West 6th Street
                                  Cisco, Texas 76437

Common Stock                      Richard Nash                          -0-               -0-
No Par Value                      245 33rd Street
                                  Paris, Texas 75460

All directors and officers as a group (4 persons)                27,422,456             50.88%

*Harold "Hayseed" Stephens and Mary Gene Stephens are husband and wife. There are no other family relationships between the directors and officers.

**This amount includes 14,150,000 shares owned by Hayseed Stephens Oil Inc. of which Hayseed Stephens is owner and president.

                    RATIFICATION OF THE SELECTION OF AUDITORS

The Board of Directors recommends that the shareholders ratify the selection of Weaver and Tidwell L.L.P. of Fort Worth, Texas, to auditors for the Corporation for 1998 and 1999. A representative of the firm is expected to be present at the meeting. They will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions raised at the meeting.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

The affirmative votes of the holders of a majority of the issued and outstanding shares of Common Stock is necessary for the ratification of the selection of accountants. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                              FINANCIAL STATEMENTS

Financial statements are included in this Proxy Statement as they are deemed necessary for the exercise of prudent judgment by the stockholders with respect to any proposal to be submitted at this Meeting. The SEC Form 10-KSB of the Company for the year ended December 31, 1998, including audited financial statements and, SEC Form 10-QSB for the six months ended June 30, 1999 accompany this Proxy Statement, and are deemed to be a part of the proxy soliciting material.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters. The Board of Directors has no standing audit, nominating, or compensation committee.

                             STOCKHOLDERS PROPOSALS

Any interested stockholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before April 1, 2000. Any stockholder so interested may do so by submitting such proposal to: Ness Energy International, Inc., 4201 I-20 East Service Road, Willow Park, Texas 76087.

                               PROXY SOLICITATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own common stock of the Company listed in the names of nominees and will reimburse said banks and brokers for the reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Hayseed Stephens
President & Chairman

Willow Park, Texas
October 11, 1999


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                      PROXY
                         NESS ENERGY INTERNATIONAL, INC.
                   (FORMERLY KNOWN AS KIT KARSON CORPORATION)
                           (A Washington Corporation)
                             4201 East Interstate 20
                            Willow Park, Texas 76087


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KIT KARSON CORPORATION.

This undersigned hereby appoints Hayseed Stephens, Ivan Webb, and Mary Gene Stephens, or any of them (with full power to act alone and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the common stock of Ness Energy International, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on November 5, 1999 at 1:30 p.m. (Central Standard Time) at the Green Oaks Hotel, 6901 West Freeway, Fort Worth, Texas and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1) To elect directors, the following nominees: Hayseed Stephens, Ivan Webb and Richard Nash

         (  )     FOR all of the foregoing nominees
         (  )     WITHHOLD AUTHORITY  to vote for all of the foregoing nominees
         (  )     ABSTAIN

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.

(2) To ratify the selection of Weaver and Tidwell L.L.C. as the independent auditor for 1999.

              VOTE FOR         VOTE AGAINST            ABSTAIN
               (  )                (  )                  (  )

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.


Dated:
      --------------------------------       -----------------------------------
                                             Signature of Stockholder(s)


                                             -----------------------------------
                                             Signature of Stockholder(s)